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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A




                                Current Report


                   Pursuant to Section 13 or 15 (d) of the

                       Securities Exchange Act of 1934




     Date of report (Date of earliest event reported): DECEMBER 30, 1994


                            DUCOMMUN INCORPORATED
            (Exact name of registrant as specified in its charter)


      Delaware                     0-1222                     95-0693330
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(State of incorporation)    (Commission File No.)     (IRS Identification No.)



         23301 South Wilmington Avenue, Carson, California   90745
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         (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (310) 513-7200
                                                          --------------

                                     N/A
         ------------------------------------------------------------
         (Former name or fomer address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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    (a)  Financial statements of business acquired.

         Attached as Exhibit 2 are the audited financial statements of Dynatech Microwave Technology, Inc. (a wholly-owned subsidiary of Dynatch USA, Inc.) for the nine months ended December 31, 1994.

    (b)  Pro forma financial information.

         Attached as Exhibit 3 is unaudited pro forma financial information for Ducommun Incorporated and Dynatech Microwave Technology, Inc. (a wholly-owned subsidiary of Dynatech USA, Inc.).

    (c)  Exhibits.

         1. Asset Purchase Agreement by and among Jay-El Products, Inc., as Buyer, and Dynatch Microwave Technology, Inc., as Seller, and Ducommun Incorporated and Dynatech Corporation, dated December 30, 1994. Incorporated by reference to Exhibit 1 to the Form 8-K dated January 13, 1995.

         2. Report of Independent Accountants and Financial Statements of Dynatech Microwave Technology, Inc. (a wholly-owned subsidiary of Dynatech USA, Inc.) for the nine months ended December 31, 1994.

         3. Unaudited Pro Forma Financial Information for Ducommun Incorporated and Dynatech Microwave Technology,
             Inc. (a wholly-owned subsidiary of Dynatech USA, Inc.).


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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DUCOMMUN INCORPORATED



Dated March 15, 1995                      By: /s/  Joseph C. Berenato
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                                              Joseph C. Berenato
                                              Executive Vice President
                                              Chief Operating Officer,
                                              and Chief Financial Officer


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